EXHIBIT 99.1

Receiver’s Comprehensive Status Report and Consolidated Report of Investigation, Administration, and Going-Forward Plan dated July 17, 2026

Filed in the action styled White Rocks (BVI) Holdings Inc., et al. v. David Reichman, et al.,

Case No. A-24-896359-B,

Eighth Judicial District Court, Clark County, Nevada, Department 15

[The Receiver’s Comprehensive Status Report will be appended hereto upon transmittal of this Current Report on Form 8-K to the registrant’s EDGAR filing agent.]